Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350,

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with this Quarterly Report of Rego Payment Architectures, Inc. (the “Registrant”) on Form 10-Q for the quarterly period ended June 30, 2026, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Peter S. Pelullo, Chief Executive Officer (Principal Executive Officer) of the Registrant, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 14, 2026	By:	/s/ Peter S. Pelullo
Peter S. Pelullo
Chief Executive Officer